Exhibit 99.1

February 10, 2006

Monthly Servicer’s Certificate

Fifth Third Bank

Fifth Third Auto Trust 2004-A

The undersigned, a duly authorized representative of Fifth Third Bank, an Ohio banking corporation, as Servicer, pursuant to the Sale and Servicing Agreement (the “Agreement”) dated June 1, 2004 among Fifth Third Auto Trust 2004-A, as Issuer, Citigroup Vehicle Securities Inc., as Depositor, Fifth Third Bank, an Ohio banking corporation, as Servicer, Administrator and Custodian, Fifth Third Auto Funding LLC, as Seller, and The Bank of New York, as Indenture Trustee, does hereby certify as follows:

1)	Capitalized terms used in this Servicer’s Certificate have their respective meaning as set forth in the Agreement.

2)	Fifth Third Bank, an Ohio banking corporation, is, as of the date hereof, the Servicer under the Agreement.

3)	The undersigned is a Responsible Officer.

4)	This certificate relates to the Distribution Date on February 21, 2006.

5)	As of the date hereof, the information provided is complete and no defaults have occurred.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Servicer’s Certificate this 10th day of February, 2006.

Fifth Third Bank, an Ohio banking corporation as Servicer

By:	/s/ Andy Dale
Name:	Andy Dale
Title:	Vice President

Fifth Third Auto Trust 2004-A

$141,000,000 1.3975% Class A-1 Notes

$296,000,000 2.42% Class A-2 Notes

$140,000,000 3.19% Class A-3 Notes

$141,125,000 3.70% Class A-4 Notes

$20,625,000 3.61% Class B Notes

Statement to Securityholders

Collection Period	20
Collection Period Beginning Date	January 1, 2006
Collection Period Ending Date	January 31, 2006
Payment Date	February 21, 2006
(a) Amount of Collections received during the Collection Period	18,600,586.81
(b) Principal and Interest Distributions for each class of notes
Class A-1 Principal Distributable Amount	$0.00
Class A-1 Interest Distributable Amount	$0.00
Class A-2 Principal Distributable Amount	$4,844,342.59
Class A-2 Interest Distributable Amount	$9,769.42
Class A-3 Principal Distributable Amount	$10,733,360.75
Class A-3 Interest Distributable Amount	$372,166.67
Class A-4 Principal Distributable Amount	$0.00
Class A-4 Interest Distributable Amount	$435,135.42
Class B Principal Distributable Amount	$1,118,840.57
Class B Interest Distributable Amount	$61,788.86
(c) Outstanding Amount of each class of notes and Note Pool Factor (after all distributions)
Class A-1 Outstanding Amount	$0.00
Class A-1 Note Pool Factor	—
Class A-2 Outstanding Amount	$0.00
Class A-2 Note Pool Factor	—
Class A-3 Outstanding Amount	$129,266,639.25
Class A-3 Note Pool Factor	0.9233331
Class A-4 Outstanding Amount	$141,125,000.00
Class A-4 Note Pool Factor	1.0000000
Class B Outstanding Amount	$19,420,393.98
Class B Note Pool Factor	0.9415949
(d) Amount of Servicing Fee paid to Servicer for the Collection Period	$263,323.51
Amount of any fees paid by the Issuer to the Owner Trustee for the Collection Period	$—
Amount of any fees paid by the Issuer to the Indenture Trustee for the Collection Period	$—
(e) Regular Principal Allocation	$16,696,543.91
(f) First Allocation of Principal	$0.00
(g) Second Allocation of Principal	$7,733,285.15
(h) Amount of Realized Losses for the Collection Period	$327,984.20
Amount of Recoveries for the Collection Period	$64,971.09
(i) Pool Balance	$298,775,291.99
(j) Reserve Account Balance (after all distributions)	$1,875,031.45
(k) Reserve Account Deposit	$0.00
Reserve Account Withdrawal Amount	$0.00
(l) Principal Balance of all Receivables that became Liquidated Receivables during the related Collection Period	$74,330.90
(m) Delinquency data as of the last day of the Collection Period
Number of Receivables 30-59 days delinquent	164
Principal Balance of Receivables 30-59 days delinquent	$1,860,347.48
Number of Receivables 60-89 days delinquent	55
Principal Balance of Receivables 60-89 days delinquent	$673,249.47
Number of Receivables 90 days or more delinquent	25
Principal Balance of Receivables 90 days or more delinquent	$278,626.78
(n) Interest Carryover Shortfall (after all distributions)
Class A-1 Interest Carryover Shortfall	$0.00
Change in Class A-1 Interest Carryover Shortfall from previous Distribution Date	$0.00
Class A-2 Interest Carryover Shortfall	$0.00
Change in Class A-2 Interest Carryover Shortfall from previous Distribution Date	$0.00
Class A-3 Interest Carryover Shortfall	$0.00
Change in Class A-3 Interest Carryover Shortfall from previous Distribution Date	$0.00
Class A-4 Interest Carryover Shortfall	$0.00
Change in Class A-4 Interest Carryover Shortfall from previous Distribution Date	$0.00
Class B Interest Carryover Shortfall	$0.00
Change in Class B Interest Carryover Shortfall from previous Distribution Date	$0.00
(o) Aggregate Purchase Amounts for Receivables with respect to the Collection Period	$0.00
(p) Repossession Data
Number of Receivables Repossessed during the Collection Period	18
Principal Amount of Receivables Repossessed during the Collection Period	$128,115
(q) Overcollateralization Target Amount for next Distribution Date	$8,433,034.66
(r) Distribution Amount to Residual Certificate Holder	$761,859.00
Additional Information
Weighted Average Coupon	6.0494576
Weighted Average Remaining Term	32.57464